                                                                   EXHIBIT 10.34

                        _______________________________

                            JOINT VENTURE AGREEMENT
                        _______________________________


                                    Between

                       Tenet HealthSystem Medical, Inc.

                                      And

                              Chemdex Corporation



                         Dated as of December 10, 1999

                            JOINT VENTURE AGREEMENT
                            -----------------------

     This JOINT VENTURE AGREEMENT (this "Agreement") is made and entered into as
                                         ---------
of December 10, 1999 by and between Tenet HealthSystem Medical Inc., a Delaware corporation ("Tenet"), and Chemdex Corporation, a Delaware corporation ("Chemdex").

     WHEREAS, the parties desire to form a joint venture company on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, the parties hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     For purposes of this Agreement, the following terms shall have the meanings set forth respectively after each:

     1.1  "Board" shall mean the Board of Directors of the Company, designated
           -----
in accordance with Section 5.1 and the Voting Agreement.

     1.2  "Charter Documents" shall mean the Company's Restated Certificate and
           -----------------
Bylaws.

     1.3  "Common Shares" shall mean shares of the Common Stock of the Company,
           -------------
as authorized by the Articles of Incorporation.

     1.4  "Chemdex Common Stock Purchase Agreement" shall mean that certain
           ---------------------------------------
Common Stock Purchase Agreement, in the form attached hereto as Exhibit D, to be
                                                                ---------
entered into by the Company and Chemdex as of the Closing.

     1.5  "Chemdex License and Services Agreement" shall mean that certain
           --------------------------------------
Chemdex License and Services Agreement in the form attached hereto as Exhibit B,
                                                                      ---------
to be entered into by the Company, Chemdex, Promedix and Tenet as of the Closing.

     1.6  "Holder" shall mean Tenet or Chemdex, as applicable. "Holders" shall
           ------                                               -------
mean Tenet and Chemdex.

     1.7  "Investors' Rights Agreement" shall mean that certain Investors'
           ---------------------------
Rights Agreement, in the form attached hereto as Exhibit F, to be entered into
                                                 ---------
by the Company, Tenet and Chemdex as of the Closing.

     1.8  "Key Employees" shall mean the employees of Tenet identified by the
           -------------
Transaction Team in writing as critical to the success of the Company.

     1.9   "Operating Plan" shall mean the Operating Plan for the Company (as
            --------------
defined below), as the same may be amended from time to herein time as set forth herein, which Operating Plan shall be updated no less frequently than once each calendar year.

     1.10  "Promedix" shall mean Promedix, Inc., a Delaware corporation.
            --------

     1.11  "Preferred Shares" shall mean shares of the Series A Preferred Stock
            ----------------
of the Company, as authorized by the Restated Certificate.

     1.12  "Related Agreements" shall mean the Tenet/Newco Agreement, the
            ------------------
Chemdex License and Services Agreement, the Tenet Common Stock Purchase Agreement, the Chemdex Common Stock Purchase Agreement, the Series A Purchase Agreement, the Investors' Rights Agreement and the Voting Agreement.

     1.13  "Restated Certificate" shall have the meaning set forth in Section
            --------------------
3.4 hereof.

     1.14  "Securities" shall mean all Common Shares, Preferred Shares and any
            ----------
other equity securities of the Company or instruments exercisable for or convertible into Common Shares or other equity securities of the Company.

     1.15  "Series A Purchase Agreement" shall mean that certain Series A Stock
            ---------------------------
Purchase Agreement, in the form attached hereto as Exhibit E, to be entered into
                                                   ---------
by the Company, Tenet and Chemdex as of the Closing.

     1.16  "Tenet Common Stock Purchase Agreement" shall mean that certain
            -------------------------------------
Common Stock Purchase Agreement, in the form attached hereto as Exhibit C, to be
                                                                ---------
entered into by the Company and Tenet as of the Closing.

     1.17  "Tenet/Newco Agreement" shall mean that certain Tenet/Newco
            ---------------------
Agreement, in the form attached hereto as Exhibit A, to be entered into by the
                                          ---------
Company, Chemdex, Tenet and Promedix as of the Closing.

     1.18  "Voting Agreement" shall mean that certain Voting Agreement, in the
            ----------------
form attached hereto as Exhibit G, to be entered into by the Company, Tenet and
                        ---------
Chemdex as of the Closing.

                                  ARTICLE II

                           FORMATION OF THE COMPANY

     2.1   Name. The name of the joint venture company is Tendex, Inc. (the
           ----
"Company").

     2.2   Organization. The Company was incorporated in Delaware on December 9,
           ------------
1999. The Company's initial Certificate of Incorporation and Bylaws are attached hereto as Exhibit I and Exhibit J, respectively.
                   ---------     ---------

     2.3  Term.  The Company shall continue in effect perpetually, subject to
          ----
earlier termination in accordance with Section 8.2 of this Agreement.

     2.4  Purposes and Powers.  The objective of the Company is to provide an e-
          -------------------
commerce procurement solution initially for commodity medical products to hospitals, integrated delivery networks and not for profit chains, with the goal to expand to pharamacuticals products, hospitality services and general maintenance and operational products.

                                  ARTICLE III

                           CAPITALIZATION OF COMPANY

     3.1  Capitalization and Capital Stock. On or before the Closing (as
          --------------------------------
defined below) the Company shall adopt and file with the Secretary of State of the State of Delaware the Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit K (the "Restated Certificate"). Upon the
                            ---------       --------------------
filing of the Restated Certificate, the Company shall have an authorized capitalization of fifteen million (15,000,000) shares consisting of ten million (10,000,000) shares of Common Stock and five million (5,000,000) shares of Preferred Stock, with the rights, preferences and restrictions set forth in the Restated Certificate.

     3.2  Sale and Purchase of Shares.
          ---------------------------

          (a)  Tenet Contribution.  At the Closing, the Company will issue to
               ------------------
Tenet three (3) shares of its Common Stock at a purchase price of $0.0001 per share and 3,800,000 shares of its Series A Preferred Stock, with such value as to be agreed upon prior to the Closing by the parties hereto, in consideration of Tenet entering into the Tenet/Newco Agreement. Tenet shall also have arranged for Morgan Guaranty Trust Company of New York to provide to NewCo a line of credit in an amount no less than $5 million. If requested by such lender, Tenet shall guarantee the obligations of NewCo under such line of credit.

          (b)  Chemdex Contribution.  At the Closing, the Company will issue to
               --------------------
Chemdex one (1) share of its Common Stock at a purchase price of $0.0001 per share and 1,200,000 shares of its Series A Preferred Stock, with such value as to be agreed upon prior to the Closing by the parties hereto, in consideration of Chemdex entering into the Chemdex License and Services Agreement.

          (c)  Ownership of the Company. At the Closing, the Company will be 76%
               ------------------------
owned by Tenet and 24% owned by Chemdex.

     3.3  Closing.
          -------

          (a)  Time and Place. The closing for the initial issuances of shares
               --------------
as set forth in Section 3.2 (the "Closing") shall take place at such place and
                                  -------
time and on such date as the parties hereto may agree, such time and date to be as soon as reasonably practicable following the execution of this Agreement. At the Closing, certificates representing the shares to be issued to each party shall be delivered by, or on behalf of, the Company against payment therefor. The certificates shall be registered in such names as the parties shall instruct.

          (b)  Closing Conditions.
               ------------------

               (i) On or prior to the Closing, Tenet and the Company shall have entered into the Tenet Common Stock Purchase Agreement.

               (ii) On or prior to the Closing, Chemdex and the Company shall have entered into the Chemdex Common Stock Purchase Agreement.

               (iii) On or prior to the Closing, Tenet, Chemdex and the Company shall have entered into the Series A Purchase Agreement, the Investors' Rights Agreement and the Voting Agreement.

               (iv) On or prior to the Closing, Tenet, Chemdex, the Company and Promedix shall have entered into the Tenet/Newco Agreement.

               (v) On or prior to the Closing, Chemdex, the Company and Promedix shall have entered into the Chemdex License and Services Agreement.

               (vi) The waiting period with respect to the consummation of the transactions contemplated by this Agreement under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, if applicable, shall have expired or been terminated.

                                  ARTICLE IV

                          [Intentionally left blank]

                                   ARTICLE V

                             MANAGEMENT OF COMPANY

     5.1  Board of Directors. The Board shall be initially comprised of three
          ------------------
persons. Subject to the terms and conditions of the Voting Agreement, the initial board composition will include two directors designated by Tenet and one director designated by Chemdex.

     5.2  Statutory Auditors.  If required by law, the Company shall have one
          ------------------
statutory auditor (the "Statutory Auditor"), who shall be designated by the
                        -----------------
Board of Directors of the Company.

     5.3  Transition Team.  A team consisting of Skip Klintworth, Paul Kusserow,
          ---------------
David Ricker and Andrew Carragher (the "Transition Team") shall provide
                                        ---------------
transitional planning services to the Company from the date of this Agreement through the earlier of (I) the Company's hiring of a Chief Executive Officer or
(ii) the Closing.

     5.4  Advisory Board. As soon as reasonably practicable following the hiring
          --------------
of the Company's Chief Executive Officer, the Company shall establish an advisory board to provide consultations and advice pertaining to medical and health trends related to the Company's business. The members of the advisory board shall be recommended by the Company's Chief Executive Officer and approved by the Board of Directors of the Company.

                                  ARTICLE VI

                   ACCOUNTING, RECORDS, REPORTS AND MEETINGS

     6.1  Fiscal Year.  The fiscal year of the Company shall be from January 1
          -----------
to December 31 of each year.

     6.2  Bank Account.  Company moneys shall be deposited in the name of the
          ------------
Company in one or more financial institutions to be designated by the Board and may be withdrawn on the signatures of such officers of the Company as the Board may designate from time to time.

     6.3  Confidential Nature of Information. Each party shall hold and shall
          ----------------------------------
cause its respective representatives to hold in confidence all confidential information, including, without limitation, business and financial information, made available to it or its representatives by the other party, directly or through the Company, and shall not use or disclose such information to third parties without the written consent of the other party, unless such information
(I) becomes generally available to the public other than as a result of a disclosure by such party or its representatives, (ii) becomes available to such party from other sources not known by such party to be bound by a confidentiality obligation, or (iii) is independently acquired by such party as a result of work carried out by any employee or representative of such party to whom no disclosure of such information has been made.

     6.4  Operating Plan.  No later than forty five (45) days prior to the
          --------------
commencement of each fiscal year of the Company, Tenet and Chemdex will mutually agree as to the Operating Plan for the ensuing fiscal year, which shall include projections of revenue, expenses and net income on a quarterly basis. Tenet and Chemdex agree to use their best efforts in good faith to agree on such Operating Plan, taking into account, all relevant business factors relating to the Company and its business, which factors shall include, but not be limited to, the Operating Plan and the Company's performance for recent prior periods, the size and the growth rates of the Company's markets and the related competitive environment.

                                  ARTICLE VII

                            RESTRICTION ON TRANSFER

     Each party agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Securities without the prior written consent of the Company and the other party to this Agreement, for such period of time that expires upon 18 months from the date of this Agreement.

                                 ARTICLE VIII

                                  TERMINATION

     8.1  Term of the Agreement. This Agreement shall remain in effect unless
          ---------------------
and until terminated pursuant to Section 8.2.

     8.2  Termination of the Agreement.
          ----------------------------

          (a)  Termination by Mutual Consent. This Agreement may be terminated
               -----------------------------
by the mutual written consent of the parties.

          (b)  Termination for Breach. If either party fails in any material
               ----------------------
respect to perform or fulfill in the time and manner herein provided any obligation or condition herein required or required pursuant to the Related Agreements to be performed or fulfilled by such party, and if such default shall continue for sixty (60) days after written notice thereof from the other party, then the other party shall have the right to terminate this Agreement by written notice of termination to the defaulting party at any time after such sixty (60) days.

          (c)  Termination for Insolvency. Either party may terminate this
               --------------------------
Agreement upon written notice to the other party in the event that (I) the other party shall become insolvent or bankrupt, (ii) an application shall be made to have the other party declared insolvent or bankrupt, which application is not lifted or withdrawn within ninety (90) days following filing, (iii) a receiver or trustee shall be appointed with respect to the other party, or (iv) the other party shall make an assignment for the benefit of creditors.

          (d)  Termination for Deadlock. In the event Tenet and Chemdex are
               ------------------------
unable to reach agreement with respect to any action requiring Tenet and Chemdex's approval pursuant to Section 5, either party may give written notice of deadlock to the other party. In the event no agreement is reached with respect to such matter within sixty (60) days of the date such notice is given, either party may terminate this Agreement by written notice of termination to the other party.

          (e)  Termination on IPO. This Agreement shall terminate upon the
               ------------------
consummation of the initial public offering by the Company of shares of its Common Stock pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended.

     8.3  Dissolution.  In the event that this Agreement is terminated, the
          -----------
parties shall promptly dissolve the Company and cause the Company's debts to be paid to the extent the Company's assets are available to do so and the remaining assets to be distributed to the Holders in accordance with their rights as equity holders of the Company.

     8.4  Survival. Termination of this Agreement for any reason shall not
          --------
release either party from any liability which at the time of termination has already accrued to the other party or which thereafter may accrue in respect of any act or omission prior to such termination. The provisions of Articles VIII and Section 6.5 shall survive any termination or expiration of this Agreement.

                                  ARTICLE IX

                 WARRANTIES AND REPRESENTATIONS OF THE HOLDERS
                 ---------------------------------------------

     Each Holder hereby represents and warrants to each of the other Holders that, as of the Effective Date and as of the date of the Closing, the following statements are and shall be true and correct in all material respects:

     9.1  Organization and Good Standing.  Holder is a corporation duly
          ------------------------------
organized and validly existing under the laws of the jurisdiction in which such Holder is incorporated and has the corporate power and authority to enter into this Agreement and the Related Agreements to which it is a party and to perform its obligations hereunder and thereunder.

     9.2  Authorization.  All corporate action on the part of Holder necessary
          -------------
for the authorization, execution and delivery of this Agreement and the Related Agreements to which it is a party and for the performance of all of its obligations hereunder and thereunder has been taken and this Agreement and the Related Agreements to which it is a party, when fully executed and delivered, shall each constitute a valid, legally binding and enforceable obligation of Holder.

     9.3  Government and Other Consents.  No consent, authorization, license,
          -----------------------------
permit, registration or approval of, or exemption or other action by, any governmental or public body or authority is required in connection with Holder's execution and delivery of this Agreement and the Related Agreements to which it is a party or with the performance by Holder of its obligations hereunder or thereunder.

     9.4  Effect of Agreement.  Holder's execution and delivery of this
          -------------------
Agreement and Related Agreements to which it is a party, performance of its obligations hereunder and thereunder, and its consummation of the transactions contemplated hereby and thereby will not, to Holder's knowledge, (I) violate any provision of any law, statute, rule or regulation to which Holder is subject,
(ii) violate any judgment, order, writ, injunction or decree of any court applicable to Holder, (iii) have any effect on the compliance of Holder with any laws, statutes, rules, regulations, orders, decrees, licenses, permits or authorizations which would materially and adversely affect Holder, (iv) result in the breach of, or be in conflict with, any term, covenant, condition or provision of, or affect the validity, enforceability and subsistence of any agreement, lease or other commitment to which Holder is a party and which would materially and adversely affect Holder, or (v) result in the creation or imposition of any lien, pledge, mortgage, claim, charge, or encumbrance upon any assets of Holder.

     9.5  Brokers.  Holder has not incurred and will not incur any liability for
          -------
brokers' or finders' fees or any similar charges in connection with the transactions contemplated by this Agreement and the Related Agreements to which it is a party.


                                   ARTICLE X

                                 MISCELLANEOUS

     10.1 Notices.  Except as otherwise provided herein, any notice or other
          -------
communication to be given hereunder shall be in writing and shall be (as elected by the party giving such notice): (I) personally delivered; (ii) transmitted by postage prepaid registered or certified airmail, return receipt requested; (iii) transmitted by electronic mail via the Internet with receipt being acknowledged by the recipient by return electronic mail (with a copy of such transmission concurrently transmitted by postage prepaid registered or certified airmail, return receipt requested); (iv) transmitted by facsimile (with a copy of such transmission by postage prepaid registered or certified airmail, return receipt requested); or (v) deposited prepaid with a nationally recognized overnight courier service. Unless otherwise provided herein, all notices shall be deemed to have been duly given on: (x) the date of receipt (or if delivery is refused, the date of such refusal) if delivered personally, by electronic mail, facsimile or by courier; or (y) three (3) days after the date of posting if transmitted by mail. All notices and other communications shall be addressed as follows:

     (i)  If to Tenet:

          3820 State Street
          Santa Barbara, CA 93105
          Attention: General Counsel
          Telephone: (805) 563-7000
          Facsimile: (805) 563-7070

          With a copy to:

          Gibson, Dunn & Crutcher
          1530 Page Mill Road
          Palo Alto, CA 94304
          Attention: Gregory T. Davidson
          Telephone: (650) 849-5300
          Facsimile: (650) 849-5333

     (ii) If to Chemdex

          1500 Plymouth Street
          Mountain View, CA 94043
          Attention: David P. Perry
          Telephone: 650-567-8900
          Facsimile: 650-567-8950

          With a copy to:

          Venture Law Group
          A Professional Corporation
          2800 Sand Hill Road
          Menlo Park, CA 94025
          Attention: Jeffrey Y. Suto
          Telephone: (650) 854-4488
          Facsimile: (650) 233-8386

     Or in each case to such other address or facsimile number as the party may have furnished to the other party in writing.

     10.2  Execution in Counterparts.  This Agreement may be executed in any
           -------------------------
number of counterparts with the same effect as if all parties hereto had all signed the same document. All counterparts shall be construed together and shall constitute one agreement.

     10.3  Captions.  Sections, titles or captions in no way define, limit,
           --------
extend or describe the scope of this Agreement nor the intent of any of its provisions.

     10.5  Severability. If one or more provisions of this Agreement are held to
           ------------
be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (I) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

     10.6  Entire Agreement.  This Agreement, together with the Related
           ----------------
Agreements, contain the entire agreement of the parties with respect to the subject matter hereof, and supersedes all other agreements or understandings of any kind.

     10.7  Amendment. This Agreement may be amended only by a written instrument
           ---------
signed by both parties.

     10.8   Assignment. This Agreement may not be assigned by either party
            ----------
hereto except with the written consent of the other party; provided, however, that this Agreement may be assigned by a party to a corporation which shall succeed to the business of such party by merger, consolidation, or the transfer of all or substantially all of the assets of such party and which shall expressly assume the obligations of such party hereunder.

     10.9   Governing Law and Jurisdiction. This Agreement shall be governed by
            ------------------------------
and construed in accordance with the laws of the State of California.

     10.10. Jurisdiction; Venue.  The parties hereby agree that all disputes
            -------------------
arising out of this Agreement shall be subject to the exclusive jurisdiction of and venue in the federal and state courts within Santa Clara County, California. The parties hereto hereby consent to the personal and exclusive jurisdiction and venue of these courts.

     10.11  Waiver. No waiver by any party of any default in the performance of
            ------
or compliance with any provision herein shall be deemed to be a waiver of the performance and compliance as to any other provision, or as to such provision in the future; nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. No remedy expressly granted herein to any party shall be deemed to exclude any other remedy which would otherwise be available.

     10.12  No Third Party Beneficiaries. Nothing herein express or implied, is
            ----------------------------
intended to or shall be construed to confer upon or give to any person, firm, corporation or legal entity, other than the parties hereto and their affiliates, any interests, rights, remedies or other benefits with respect to or in connection with any agreement or provision contained herein or contemplated hereby.

     10.13  Press Release; Publicity. Immediately after the signing of this
            ------------------------
Agreement, the parties shall agree on the text of a joint press release or separate press releases regarding the transactions contemplated by this Agreement. Except as set forth in the preceding sentence and except as required by law, neither party shall issue or cause to be issued any press release, public announcement or other public statement (including without limitation, any public filings) with respect to the transactions contemplated by this Agreement and the agreements referenced herein without the prior written consent of the other party, which consent shall not be unreasonably delayed or withheld. In the event that any party is requested or becomes legally compelled (including without limitation, pursuant to securities laws and regulations) to disclose any information regarding the transactions contemplated by this Agreement and the agreements referenced herein, such party (the "Disclosing Party") shall provide the other party (the "Non-Disclosing Party") with prompt written notice of that fact so that the Non-Disclosing Party may have a reasonable period of time to review, comment upon and approve such disclosure (which approval shall not be unreasonably delayed or withheld) and so that the appropriate party may seek (with the cooperation and reasonable efforts of the other party) a protective order, confidential treatment or other appropriate remedy. In such event, the Disclosing Party shall furnish only that portion of the information which is legally required and shall exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such information to the extent reasonably requested by any Non-Disclosing Party.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first written above.


                                               TENET HEALTHSYSTEM MEDICAL, INC.


                                               By:  /s/ Jeffrey Barbakow
                                                   ---------------------------

                                               Name:    Jeffrey Barbakow
                                                     -------------------------
                                                            (print)
                                               Title:   CEO/ Chairman
                                                       -----------------------

                                               Address:



                                               CHEMDEX CORPORATION


                                               By:  /s/ David Perry
                                                    --------------------------

                                               Name: David Perry
                                                     -------------------------
                                                          (print)
                                               Title: CEO
                                                      ------------------------

                                               Address:

                                   EXHIBIT A

                            Tenet/Newco Agreement

                         Refer to Exhibit 10.35 of Form 8K

                                   EXHIBIT B
                    CHEMDEX LICENSE AND SERVICES AGREEMENT

                         Refer to Exhibit 10.36 of 8-K

                                   EXHIBIT C

                     Tenet Common Stock Purchase Agreement

                                 TENDEX, INC.

                        COMMON STOCK PURCHASE AGREEMENT
                        -------------------------------

     This Common Stock Purchase Agreement (the "Agreement") is made as of
                                                ---------
December _________, 1999 by and between Tendex, Inc., a Delaware corporation (the "Company"), and Tenet HealthSystem Medical, Inc. ("Purchaser").
      -------                                           ---------

     1.   Sale of Stock.  Subject to the terms and conditions of this Agreement,
          -------------
on the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, three (3) shares of the Company's Common Stock (the "Shares") at a purchase price of $0.0001 per
                                    ------
Share for a total purchase price of $0.0003.  The term "Shares" refers to the
                                                        ------
purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2.   Purchase.  The purchase and sale of the Shares under this Agreement
          --------
shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as the Company and Purchaser shall agree (the "Purchase Date"). On the Purchase Date, the
                                -------------
Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the purchase price therefor by Purchaser by (a) check made payable to the Company, (b) cancellation of indebtedness of the Company to Purchaser, or
(c) by a combination of the foregoing.

     3.   Limitations on Transfer.  In addition to any other limitation on
          -----------------------
transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

          (a)  Right of First Refusal.  Before any Shares held by Purchaser or
               ----------------------
any transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or
 ------
operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this
Section 3(a) (the "Right of First Refusal").
                   ----------------------

               (i)   Notice of Proposed Transfer. The Holder of the Shares shall
                     ---------------------------
deliver to the Company a written notice (the "Notice") stating: (A) the Holder's
                                              ------
bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (C) the
                                              -------------------
number of Shares to be transferred to each Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or
                                   -------------
terms as similar as reasonably possible) to the Company or its assignee(s).

               (ii)  Exercise of Right of First Refusal.  At any time within 30
                     ----------------------------------
days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection
(iii) below.

               (iii) Purchase Price.  The purchase price ("Purchase Price") for
                     --------------                        --------------
the Shares purchased by the Company or its assignee(s) under this Section 3(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

               (iv)  Payment.  Payment of the Purchase price shall be made, at
                     -------
the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or on the manner and at the times set forth in the Notice.

               (v)   Holder's Right to Transfer.  If all of the Shares proposed
                     --------------------------
in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

               (vi)  Exception for Certain Family Transfers.  Anything to the
                     --------------------------------------
contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family or a trust for the benefit of Purchaser or Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(a). "Immediate Family" as used herein shall mean spouse, lineal
                    ----------------
descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 3, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

          (b)  Involuntary Transfer.
               --------------------

               (i)   Company's Right to Purchase upon Involuntary Transfer. In
                     -----------------------------------------------------
the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding in the event of death a transfer to Immediate Family as set forth in Section 3(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the fair market value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.

               (ii)  Price for Involuntary Transfer.  With respect to any stock
                     ------------------------------
to be transferred pursuant to Section 3(b)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within 30 days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and Purchaser and whose fees shall be borne equally by the Company and Purchaser.

          (c)  Assignment.  The right of the Company to purchase any part of the
               ----------
Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations.

          (d)  Restrictions Binding on Transferees.  All transferees of Shares
               -----------------------------------
or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

          (e)  Termination of Rights.  The Right of First Refusal and the
               ---------------------
Company's right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").
                                                   --------------

          (f)  Market Standoff Agreement.  In connection with the initial public
               -------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing such offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.

     4.   Investment and Taxation Representations.  In connection with the
          ---------------------------------------
purchase of the Shares, Purchaser represents to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

          (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     5.   Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          (a)  Legends.  The certificate or certificates representing the Shares
               -------
shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

               (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

               (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE
                     STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

               (iii) Any legend required to be placed thereon by the
                     California Commissioner of Corporations.

          (b)  Stop-Transfer Notices.  Purchaser agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)  Refusal to Transfer.  The Company shall not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

          (d)  Removal of Legend.  When all of the following events have
               -----------------
occurred, the Shares then held by Purchaser will no longer be subject to the legend referred to in Section 5(a)(ii): (i) the termination of the Right of First Refusal; and (ii) the expiration or termination of the market standoff provisions of Section 3(f) (and of any agreement entered pursuant to Section 3(f)). After such time, and upon Purchaser's request, a new certificate or certificates representing the Shares not repurchased shall be issued without the legend referred to in Section 5(a)(ii), and delivered to Purchaser.

     6.   No Employment Rights.  Nothing in this Agreement shall affect in any
          --------------------
manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause.

     7.   Miscellaneous.
          -------------

          (a)  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b)  Entire Agreement; Enforcement of Rights.  This Agreement sets
               ---------------------------------------
forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c)  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d)  Construction.  This Agreement is the result of negotiations
               ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e)  Notices.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth below or as subsequently modified by written notice.

          (f)  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g)  Successors and Assigns.  The rights and benefits of this
               ----------------------
Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (h)  California Corporate Securities Law.  THE SALE OF THE SECURITIES
               -----------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                           [Signature Page Follows]

     The parties have executed this Agreement as of the date first set forth above.

                                        TENDEX, INC.

                                        By:________________________________

                                        Title:_____________________________

                                        Address:



                                        PURCHASER:

                                        TENET HEALTHSYSTEM MEDICAL, INC.


                                        ___________________________________
                                        (Signature)

                                        Address:

                                    RECEIPT
                                    -------

     TENDEX, INC. hereby acknowledges receipt of payment in the amount of $0.0003 given by TENET HEALTHSYSTEM MEDICAL, INC. as consideration for
-------
Certificate No. _______ for 3 (Three)  shares of Common Stock of TENDEX, INC..



Dated:  ________________

                              TENDEX, INC.

                              By:_______________________________

                              Title:____________________________

                                   EXHIBIT D

                    Chemdex Common Stock Purchase Agreement

                                  TENDEX, INC.

                        COMMON STOCK PURCHASE AGREEMENT
                        -------------------------------

          This Common Stock Purchase Agreement (the "Agreement") is made as of
                                                     ---------
December     _______, 1999 by and between Tendex, Inc., a Delaware corporation
(the "Company"), and Chemdex Corporation ("Purchaser").
      -------                              ---------

          1. Sale of Stock. Subject to the terms and conditions of this
             -------------
Agreement, the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, one (1) share of the Company's Common Stock (the "Shares") at a purchase price of $0.0001 per
                                    ------
for a total purchase price of $0.0001. The term "Shares" refers to the Shares
                                                 ------
and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

          2. Purchase. The purchase and sale of the Shares under this Agreement
             --------
shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as the Company and Purchaser shall agree (the "Purchase Date"). On the Purchase Date, the
                                 -------------
Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the purchase price therefor by Purchaser by (a) check made payable to the Company, (b) cancellation of indebtedness of the Company to Purchaser, or
(c) by a combination of the foregoing.

          3. Limitations on Transfer.  In addition to any other limitation on
             -----------------------
transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.

               (a)  Right of First Refusal. Before any Shares held by Purchaser
                    ----------------------
or any transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or
 ------
operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this
Section 3(a) (the "Right of First Refusal").
                   ----------------------

               (i)   Notice of Proposed Transfer. The Holder of the Shares shall
                     ---------------------------
deliver to the Company a written notice (the "Notice") stating: (A) the Holder's
                                              ------
bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (C) number
                                              -------------------
of Shares to be transferred to each Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or as similar
                        -------------
as reasonably possible) to the Company or its assignee(s).

               (ii)  Exercise of Right of First Refusal. At any time within 30
                     ----------------------------------
days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection
(iii) below.

               (iii) Purchase Price.  The purchase price ("Purchase Price")
                     --------------                        --------------
the Shares purchased by the Company or its assignee(s) under this Section 3(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

               (iv) Payment. Payment of the Purchase Price shall be made, at the
                    -------
of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

               (v) Holder's Right to Transfer. If all of the Shares proposed in
                   --------------------------
the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

               (vi)  Exception for Certain Family Transfers. Anything to the
                     --------------------------------------
contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family or a trust for the benefit of Purchaser or Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(a). "Immediate Family" as used herein shall mean spouse, lineal
                    ----------------
descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 3, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

          (b)  Involuntary Transfer.
               --------------------

               (i) Company's Right to Purchase upon Involuntary Transfer. In the
                   -----------------------------------------------------
event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding in the event of death a transfer to Immediate Family as set forth in Section 3(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the fair market value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.

              (ii) Price for Involuntary Transfer. With respect to any stock to
                   ------------------------------
be transferred pursuant to Section 3(b)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within 30 days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and Purchaser and whose fees shall be borne equally by the Company and Purchaser.

          (c)  Assignment. The right of the Company to purchase any part of the
               ----------
Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations.

          (d)  Restrictions Binding on Transferees.  All transferees of Shares
               -----------------------------------
or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

          (e)  Termination of Rights.  The Right of First Refusal and the
               ---------------------
Company's right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").
                                                   --------------

          (f)  Market Standoff Agreement.  In connection with the initial public
               -------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing such offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.

     4.   Investment and Taxation Representations.  In connection with the
          ---------------------------------------
purchase of the Shares, Purchaser represents to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

          (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     5.   Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          (a) Legends.  The certificate or certificates representing the Shares
              -------
shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

              (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

              (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE
                    STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

              (iii) Any legend required to be placed thereon by the
                    California Commissioner of Corporations.

          (b) Stop-Transfer Notices.  Purchaser agrees that, in order to ensure
              ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) Refusal to Transfer.  The Company shall not be required (i) to
              -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

          (d) Removal of Legend.  When all of the following events have
              -----------------
occurred, the Shares then held by Purchaser will no longer be subject to the legend referred to in Section 5(a)(ii): (i) the termination of the Right of First Refusal; and (ii) the expiration or termination of the market standoff provisions of Section 3(f) (and of any agreement entered pursuant to Section 3(f)). After such time, and upon Purchaser's request, a new certificate or certificates representing the Shares not repurchased shall be issued without the legend referred to in Section 5(a)(ii), and delivered to Purchaser.

     6.   No Employment Rights.  Nothing in this Agreement shall affect in any
          --------------------
manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause.

     7.   Miscellaneous.
          -------------

          (a) Governing Law.  This Agreement and all acts and transactions
              -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b) Entire Agreement; Enforcement of Rights.  This Agreement sets
              ---------------------------------------
forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c) Severability.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d) Construction.  This Agreement is the result of negotiations
              ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e) Notices.  Any notice required or permitted by this Agreement shall
              -------
be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth below or as subsequently modified by written notice.

          (f) Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g) Successors and Assigns.  The rights and benefits of this Agreement
              ----------------------
shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (h) California Corporate Securities Law.  THE SALE OF THE SECURITIES
              -----------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                           [Signature Page Follows]

     The parties have executed this Agreement as of the date first set forth above.

                                        TENDEX, INC.

                                        By:________________________________

                                        Title:_____________________________

                                        Address:


                                        PURCHASER:

                                        CHEMDEX CORPORATION


                                        ___________________________________
                                        (Signature)

                                        Address:

                                    RECEIPT
                                    -------

     TENDEX, INC. hereby acknowledges receipt of payment in the amount of $0.0001 given by CHEMDEX CORPORATION as consideration for Certificate
-------
No. ______ for 1 (One) share of Common Stock of TENDEX, INC..




Dated:  ________________

                              TENDEX, INC.

                              By:___________________________

                              Title:________________________

                                   EXHIBIT E

                       Series A Stock Purchase Agreement

                                 TENDEX, INC.


                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT


                               December __, 1999

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.    Purchase and Sale of Preferred Stock..................................   1

      1.1  Sale and Issuance of Series A Preferred Stock....................   1
      1.2  Closing; Delivery................................................   1

2.    Representations and Warranties of the Company.........................   1

      2.1  Capitalization...................................................   1
      2.2  Authorization....................................................   2
      2.3  Valid Issuance of Securities.....................................   2
      2.4  Governmental Consents............................................   2

3.    Representations and Warranties of the Purchasers......................   3

      3.1  Authorization....................................................   3
      3.2  Purchase Entirely for Own Account................................   3
      3.3  Disclosure of Information........................................   3
      3.4  Restricted Securities............................................   3
      3.5  No Public Market.................................................   4
      3.6  Legends..........................................................   4
      3.7  Accredited Investor..............................................   4
      3.8  Foreign Investors................................................   4

4.    Conditions of the Purchasers' Obligations at Closing..................   4

      4.1  Representations and Warranties...................................   5
      4.2  Performance......................................................   5
      4.3  Compliance Certificate...........................................   5
      4.4  Qualifications...................................................   5
      4.5  Board of Directors...............................................   5
      4.6  Investors' Rights Agreement......................................   5
      4.7  Voting Agreement.................................................   5
      4.8  Restated Certificate.............................................   5
      4.9  Confidential Information and Invention Assignment Agreement......   5
      4.10 Hart-Scott-Rodino................................................   5

5.    Conditions of the Company's Obligations at Closing....................   5

      5.1  Representations and Warranties...................................   6
      5.2  Performance......................................................   6
      5.3  Qualifications...................................................   6
      5.4  Hart-Scott-Rodino................................................   6

6.    Miscellaneous.........................................................   6

      6.1  Survival of Warranties...........................................   6
      6.2  Transfer; Successors and Assigns.................................   6
      6.3  Governing Law....................................................   6

      6.4  Counterparts.....................................................   6
      6.5  Titles and Subtitles.............................................   6
      6.6  Notices..........................................................   7
      6.7  Finder's Fee.....................................................   7
      6.8  Fees and Expenses................................................   7
      6.9  Amendments and Waivers...........................................   7
      6.10 Severability.....................................................   7
      6.11 Delays or Omissions..............................................   7
      6.12 Entire Agreement.................................................   8
      6.13 Corporate Securities Law.........................................   8

                                  TENDEX, INC.

                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT
                  -------------------------------------------


     This Series A Preferred Stock Purchase Agreement (the "Agreement") is made
                                                            ---------
as of the _____ day of December, 1999, by and between Tendex, Inc., a Delaware corporation (the "Company") and the investors listed on Exhibit A attached
                  -------                               ---------
hereto (each a "Purchaser" and together the "Purchasers").
                ---------                    ----------

     The parties hereby agree as follows:

     1.   Purchase and Sale of Preferred Stock.
          ------------------------------------

          1.1  Sale and Issuance of Series A Preferred Stock.
               ---------------------------------------------

          (a) The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing (as defined below) the Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit B (the "Restated Certificate").
---------       --------------------

          (b) Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing that number of shares of Series A Preferred Stock set forth opposite each such Purchaser's name on Exhibit A
                                                                 ---------
attached hereto at a purchase price of $1.00 per share. The shares of Series A Preferred Stock issued to the Purchaser pursuant to this Agreement shall be hereinafter referred to as the "Stock."
                                -----

          1.2  Closing; Delivery.
               -----------------

          (a) The purchase and sale of the Stock shall take place at the offices of Gibson, Dunn & Crutcher LLP 1530 Page Mill Road, Palo Alto, CA 94304,
Attn: Gregory T. Davidson, at _____ __.m., on _______, ____, or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the "Closing").
                                                        -------

          (b) At the Closing, the Company shall deliver to each Purchaser a certificate representing the Stock being purchased thereby against payment of the purchase price therefor by check payable to the Company or by wire transfer to the Company's bank account.

     2.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to each Purchaser that:

          2.1  Capitalization.  The authorized capital of the Company consists,
               --------------
or will consist, immediately prior to the Closing, of:

               (a) 5,000,000 shares of Preferred Stock, of which 5,000,000 shares have been designated Series A Preferred Stock, none of which are issued and outstanding immediately prior to the Closing. The rights, privileges and preferences of the Preferred Stock are as stated in the Restated Certificate.

          (b) 10,000,000 shares of Common Stock, four (4) shares of which are issued and outstanding immediately prior to the Closing. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws.

          2.2  Authorization.  All corporate action on the part of the Company,
               -------------
its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Investors' Rights Agreement, in the form attached hereto as Exhibit C (the "Investors' Rights Agreement"), and
                            ---------       ---------------------------
the Voting Agreement in the form attached hereto as Exhibit D (the "Voting
                                                    ---------       ------
Agreement" and collectively with this Agreement and the Investors' Rights
---------
Agreement, the "Agreements"), the performance of all obligations of the Company
                ----------
hereunder and thereunder and the authorization, issuance and delivery of the Stock and the Common Stock issuable upon conversion of the Stock (together, the "Securities") has been taken or will be taken prior to the Closing, and the
 ----------
Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          2.3  Valid Issuance of Securities.  The Stock that is being issued to
               ----------------------------
the Purchasers hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable state and federal securities laws. Based in part upon the representations of the Purchasers in this Agreement and subject to the provisions of Section 2.6 below, the Stock will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Stock has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Restated Certificate, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

          2.4  Governmental Consents.  No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, other applicable state securities laws and Regulation D of the Securities Act of 1933, as amended (the "Securities Act").
                                         --------------

     3.   Representations and Warranties of the Purchasers.  Each Purchaser
          ------------------------------------------------
hereby represents and warrants to the Company that:

          3.1  Authorization.  Such Purchaser has full power and authority to
               -------------
enter into this Agreement. The Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies, or
(b) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          3.2  Purchase Entirely for Own Account.  This Agreement is made with
               ---------------------------------
the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring the Securities.

          3.3  Disclosure of Information.  The Purchaser has had an opportunity
               -------------------------
to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Stock with the Company's management and has had an opportunity to review the Company's facilities. The Purchaser understands that such discussions, as well as the Business Plan and any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company's business which it believes to be material.

          3.4  Restricted Securities.  The Purchaser understands that the
               ---------------------
Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale except as set forth in the Investors'

Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          3.5  No Public Market.  The Purchaser understands that no public
               ----------------
market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities.

          3.6  Legends.  The Purchaser understands that the Securities and any
               -------
securities issued in respect of or exchange for the Securities, may bear one or all of the following legends:

               (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

               (b)  Any legend set forth in the other Agreements.

               (c) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

          3.7  Accredited Investor.  The Purchaser is an accredited investor as
               -------------------
defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

          3.8  Foreign Investors.  If the Purchaser is not a United States
               -----------------
person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Stock or any use of this Agreement, including
(i) the legal requirements within its jurisdiction for the purchase of the Stock, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Stock. Such Purchaser's subscription and payment for and continued beneficial ownership of the Stock, will not violate any applicable securities or other laws of the Purchaser's jurisdiction.

     4.   Conditions of the Purchasers' Obligations at Closing.  The obligations
          ----------------------------------------------------
of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          4.1   Representations and Warranties.  The representations and
                ------------------------------
warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

          4.2   Performance.  The Company shall have performed and complied with
                -----------
all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          4.3   Compliance Certificate.  The President of the Company shall
                ----------------------
deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

          4.4   Qualifications.  All authorizations, approvals or permits, if
                --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing,

          4.5   Board of Directors.  As of the Closing, the Board shall be
                ------------------
comprised of Jeffrey C. Barbakow, Trevor Fetter and David P. Perry.

          4.6   Investors' Rights Agreement.  The Company and each Purchaser
                ---------------------------
shall have executed and delivered the Investors' Rights Agreement in substantially the form attached as Exhibit C.
                                   ---------

          4.7   Voting Agreement.  The Company and each Purchaser shall have
                ----------------
executed and delivered the Voting Agreement in substantially the form attached as Exhibit D.
   ---------

          4.8   Restated Certificate.  The Company shall have filed the Restated
                --------------------
Certificate with the Secretary of State of Delaware on or prior to the Closing Date, which shall continue to be in full force and effect as of the Closing Date.

          4.9   Confidential Information and Invention Assignment Agreement.
                -----------------------------------------------------------
The Company and each of its employees shall have entered into the Company's standard form Confidential Information and Invention Assignment Agreement, in substantially the form provided to the Purchasers.

          4.10  Hart-Scott-Rodino. The waiting period with respect to the
                -----------------
consummation of the transactions contemplated by this Agreement under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, if applicable, shall have expired or been terminated.

     5.   Conditions of the Company's Obligations at Closing.  The obligations
          --------------------------------------------------
of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          5.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of each Purchaser contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2  Performance.  All covenants, agreements and conditions contained
               -----------
in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

          5.3  Qualifications.  All authorizations, approvals or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

          5.4  Hart-Scott-Rodino. The waiting period with respect to the
               -----------------
consummation of the transactions contemplated by this Agreement under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, if applicable, shall have expired or been terminated.

     6.   Miscellaneous.
          -------------

          6.1  Survival of Warranties.  Unless otherwise set forth in this
               ----------------------
Agreement, the warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one (1) year following the Closing.

          6.2  Transfer; Successors and Assigns.  The terms and conditions of
               --------------------------------
this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          6.3  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          6.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          6.5  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          6.6   Notices.  Any notice required or permitted by this Agreement
                -------
shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight
(48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page or Exhibit A hereto, or as
                                                      ---------
subsequently modified by written notice, and copies to (i) Venture Law Group 2775 Sand Hill Road, Menlo Park, CA 94025, Attn: Jeffrey Y. Suto and (ii) Gibson, Dunn & Crutcher LLP 1530 Page Mill Road, Palo Alto, CA 94304, Attn:
Gregory T. Davidson.

          6.7   Finder's Fee.  Each party represents that it neither is nor will
                ------------
be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          6.8   Fees and Expenses.  Each Party shall pay its own fees and
                -----------------
expenses of with respect to this Agreement, the documents referred to herein and the transactions contemplated hereby and thereby.

          6.9   Amendments and Waivers.  Any term of this Agreement may be
                ----------------------
amended or waived only with the written consent of the Company and the holders of at least eighty percent (80%) of the Common Stock issued or issuable upon conversion of the Stock. Any amendment or waiver effected in accordance with this Section 6.10 shall be binding upon the Purchasers and each transferee of the Stock (or the Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company.

          6.10  Severability.  If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          6.11  Delays or Omissions.  No delay or omission to exercise any
                -------------------
right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

          6.12  Entire Agreement.  This Agreement, and the documents referred to
                ----------------
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

          6.13  Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH ARE
                ------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

                            [Signature Pages Follow]

     The parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:

                                    TENDEX, INC.

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________

                                    Address:___________________________________

                                            ___________________________________

                                    PURCHASERS:

                                    TENET HEALTHSYSTEM MEDICAL, INC.

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________

                                    Address: 3820 State Street
                                             Santa Barbara, CA 93105
                                             Fax:  805-563-7070
                                             Attn: Jeffrey C. Barbakow

                                    CHEMDEX CORPORATION


                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________

                                    Address: 1500 Plymouth Street
                                             Mountain View, CA 94043
                                             Fax:  650-567-8950
                                             Attn:  Dave Perry


                     SIGNATURE PAGE TO PURCHASE AGREEMENT

                                    EXHIBITS
                                    --------


     Exhibit A -  Schedule of Purchasers

     Exhibit B -  Form of Amended and Restated Certificate of Incorporation

     Exhibit C -  Form of Investors' Rights Agreement

     Exhibit D -  Form of Voting Agreement

                                   EXHIBIT A
                                   ---------

                             SCHEDULE OF PURCHASERS

     Name                                                     Shares
     ----                                                     ------



     TENET HEALTHSYSTEM MEDICAL, INC.                         3,800,000


     CHEMDEX CORPORATION                                      1,200,000

                                   EXHIBIT B
                                   ---------

                         FORM OF AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION

                 Refer to Exhibit K of Joint Venture Agreement

                                   EXHIBIT C
                                   ---------

                      FORM OF INVESTORS' RIGHTS AGREEMENT

                 Refer to Exhibit F of Joint Venture Agreement

                                   EXHIBIT D
                                   ---------

                            FORM OF VOTING AGREEMENT

                 Refer to Exhibit G of Joint Venture Agreement

                                   EXHIBIT F

                          Investors' Rights Agreement

                                 TENDEX, INC.


                          INVESTORS' RIGHTS AGREEMENT


                              December ___, 1999

                               TABLE OF CONTENTS

                                                                                               Page
                                                                                               ----
1.   Registration Rights....................................................................      1

     1.1  Definitions.......................................................................      1
     1.2  Company Registration..............................................................      2
     1.3  Form S-3 Registration.............................................................      3
     1.4  Obligations of the Company........................................................      3
     1.5  Furnish Information...............................................................      5
     1.6  Expenses of Registration..........................................................      5
     1.7  Underwriting Requirements.........................................................      6
     1.8  Delay of Registration.............................................................      6
     1.9  Indemnification...................................................................      6
     1.10 Reports Under Securities Exchange Act of 1934.....................................      8
     1.11 Assignment of Registration Rights.................................................      9
     1.12 Market Stand-Off Agreement........................................................      9
     1.13 Termination of Registration Rights................................................     10

2.   Covenants of the Company...............................................................     10

     2.1  Delivery of Financial Statements..................................................     10
     2.2  Inspection........................................................................     11
     2.3  Right of First Refusal............................................................     11
     2.4  Termination of Covenants..........................................................     13

3.   Miscellaneous..........................................................................     13

     3.1  Termination of Entire Agreement Upon Change of Control............................     13
     3.2  Successors and Assigns............................................................     13
     3.3  Amendments and Waivers............................................................     13
     3.4  Notices...........................................................................     14
     3.5  Severability......................................................................     14
     3.6  Governing Law.....................................................................     14
     3.7  Counterparts......................................................................     14
     3.8  Titles and Subtitles..............................................................     14
     3.9  Aggregation of Stock..............................................................     14

Exhibit A Investors

                                 TENDEX, INC.

                          INVESTORS' RIGHTS AGREEMENT
                          ---------------------------

     This Investors' Rights Agreement (the "Agreement") is made as of the ____
                                            ---------
day of December, 1999, by and among Tendex, Inc., a Delaware corporation (the "Company"), the investors listed on Exhibit A hereto, each of which is herein
 -------                            ---------
referred to as an "Investor."
                   --------

                                   RECITALS
                                   --------

     The Company and the Investors have entered into a Series A Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith pursuant to
                         ------------------
which the Company desires to sell to the Investors and the Investors desire to purchase from the Company shares of the Company's Series A Preferred Stock. A condition to the Investors' obligations under the Purchase Agreement is that the Company and the Investors enter into this Agreement in order to provide the Investors with (i) certain rights to register shares of the Company's Common Stock issuable upon conversion of the Series A Preferred Stock held by the Investors, (ii) certain rights to receive or inspect information pertaining to the Company, and (iii) a right of first offer with respect to certain issuances by the Company of its securities. The Company and the Investors each desire to induce the Investors to purchase shares of Series A Preferred Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth herein.

                                   AGREEMENT
                                   ---------

     The parties hereby agree as follows:

     1.   Registration Rights. The Company and the Investors covenant and agree
          -------------------
as follows:

          1.1  Definitions. For purposes of this Section 1:
               -----------

               (a)  The terms "register," "registered," and "registration" refer
                               --------    ----------        ------------
to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such
 --------------
registration statement or document;

               (b)  The term "Registrable Securities" means (i) the shares of
                              ----------------------
Common Stock issuable or issued upon conversion of the Series A Preferred Stock,
(ii) the shares of Common Stock held by each Investor, and (iii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i) and (ii); provided, however, that the
                                                   --------  -------
foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

               (c)  The number of shares of "Registrable Securities then
                                             ---------------------------
outstanding" shall be determined by the number of shares of Common Stock
-----------
outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

               (d)  The term "Holder" means any person owning or having the
                              ------
right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.11 of this Agreement;

               (e)  The term "Form S-3" means such form under the Securities Act
                              --------
as in effect on the date hereof or any successor form under the Securities Act that permits significant incorporation by reference of the Company's subsequent public filings under the Securities Exchange Act of 1934;

               (f)  The term "SEC" means the Securities and Exchange Commission;
                              ---
and

               (g)  The term "Qualified IPO" means a firm commitment
                              -------------
underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement on Form S-1 under the Securities Act, the public offering price of which is not less than $3.00 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) and which results in aggregate cash proceeds to the Company of $15,000,000 (net of underwriting discounts and commissions).

          1.2  Company Registration. If (but without any obligation to do so)
               --------------------
the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.4, the Company shall, subject to the provisions of
Section 1.7, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

          1.3  Form S-3 Registration. In case the Company shall receive from any
               ---------------------
Holder or Holders of not less than ten percent (10%) of the Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided,
                                                                      --------
however, that the Company shall not be obligated to effect any such
-------
registration, qualification or compliance, pursuant to this Section 1.3: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.3; provided, however,
                                                             --------  -------
that the Company shall not utilize this right more than once in any twelve month period; (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.3; (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (vi) during the period ending one hundred eighty
(180) days after the effective date of a registration statement subject to
Section 1.2.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.3 shall not be counted registrations effected pursuant to Sections
1.2.

          1.4  Obligations of the Company. Whenever required under this
               --------------------------
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to one hundred twenty
(120) days.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a
--------
condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

               (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such

Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          1.5  Furnish Information. It shall be a condition precedent to the
               -------------------
obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.3 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.3(b)(ii).

          1.6  Expenses of Registration.
               ------------------------

               (a)  Company Registration. All expenses other than underwriting
                    --------------------
discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.11), including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

               (b)  Registration on Form S-3. All expenses incurred in
                    ------------------------
connection with a registration requested pursuant to Section 1.3, including (without limitation) all registration, filing, qualification, printers' and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, and counsel for the Company, and any underwriters' discounts or commissions associated with Registrable Securities, shall be borne pro rata by the Holder or Holders participating in the Form S-3 Registration.

          1.7  Underwriting Requirements. In connection with any offering
               -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.2 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case, the selling stockholders may be excluded if the underwriters make the determination described above and no other stockholder's securities are included. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based
                                         -------------------
upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

          1.8  Delay of Registration. No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.9  Indemnification. In the event any Registrable Securities are
               ---------------
included in a registration statement under this Section 1:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities
Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims,
                              ------------
damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement
                                         ---------
or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however,
                                                              --------  -------
that the indemnity agreement contained in this subsection 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained
                      --------  -------
in this subsection 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection
          --------
1.9(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

               (c)  Promptly after receipt by an indemnified party under this
Section 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party
                             --------  -------
(together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

               (d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder
                --------
under this Subsection 1.9(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (f)  The obligations of the Company and Holders under this
Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.10 Reports Under Securities Exchange Act of 1934. With a view to
               ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          1.11 Assignment of Registration Rights. The rights to cause the
               ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of at least 500,000 shares of such securities, provided the Company is,
                                                        --------
within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided,
                                                                  --------
further, that such assignment shall be effective only if immediately following
-------
such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

          1.12 "Market Stand-Off" Agreement.
                ---------------------------

               (a)  Market-Standoff Period; Agreement. In connection with the
                    ---------------------------------
initial public offering of the Company's securities and upon request of the Company or the underwriters managing such offering of the Company's securities, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time that expires upon the later of the date that is (i) 180 days from the effective date of such registration as may be requested by the Company or such managing underwriters or
(ii) 18 months from the date of this Agreement, and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering. In addition, the Holder agrees to be bound by similar restrictions, and to sign a similar agreement, in connection with no more than one additional registration statement filed within twelve months after the closing date of the initial public offering, provided that the
                                                              --------
duration of the market-standoff period with respect to such additional registration shall not exceed 90 days from the effective date of such additional registration statement.

               (b)  Limitations. The obligations described in Section 1.14(a)
                    -----------
shall apply only if all officers and directors of the Company, all one-percent securityholders, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements, and shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act.

               (c)  Stop-Transfer Instructions. In order to enforce the
                    --------------------------
foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the securities of every other person subject to the restrictions in Section 1.10(a)).

               (d)  Transferees Bound. Each Holder agrees that it will not
                    -----------------
transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 1.12, provided that this
                                                        --------
Section 1.12(d) shall not apply to transfers pursuant to a registration statement or transfers after the twelve-month anniversary of the effective date of the Company's initial registration statement subject to this Section 1.12.

          1.13 Termination of Registration Rights. No Holder shall be entitled
               ----------------------------------
to exercise any right provided for in this Section 1 after the earlier of (i) five (5) years following the consummation of a Qualified IPO , (ii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder's shares during a three (3)-month period without registration, or (iii) upon termination of the entire Agreement upon a change in control of the Company, as provided in Section 3.1.

     2.   Covenants of the Company.
          ------------------------

          2.1  Delivery of Financial Statements. The Company shall deliver to
               --------------------------------
each Holder of at least 500,000 shares of Registrable Securities:

               (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by an independent public accounting firm of
  ----
nationally recognized standing selected by the Company;

               (b) as soon as practicable, but in any event within thirty (30) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

               (c) within thirty (30) days of the end of each month, an unaudited income statement and a statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail;

               (d) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis and, as soon as prepared, any other budgets or revised budgets prepared by the Company; and

               (e) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board of Directors determines that it is in the best interest of the Company to do so.

          2.2  Inspection. The Company shall permit each Holder of at least
               ----------
500,000 shares of Registrable Securities at such Holder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided,
                                                                 ---------
however, that the Company shall not be obligated pursuant to this Section 2.2 to
-------
provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

          2.3  Right of First Refusal. No Holder or transferee of any
               ----------------------
Registrable Securities shall sell or in any other way directly or indirectly Transfer, assign, pledge, distribute, bequeath, devise, encumber or otherwise dispose of, either voluntarily or involuntarily, with or without consideration (each, a "Sale") any of the shares of Registrable Securities (the "Holder
          ----                                                     ------
Shares") except in accordance with the following procedures:
------

               (a) In the event that such Holder thereof (such Holder being referred to in this Section 2.3 as a "Selling Stockholder") receives a bona
                                           -------------------              ----
     fide written offer from a third party (the "Prospective Purchaser") to
     ----                                        ---------------------
     purchase all or any portion of the Holder Shares owned by the Selling Stockholder, the Selling Stockholder shall deliver to the

     Company and to the other Holders (the "Non-Selling Stockholders") a written
                                            ------------------------
     notice (the "Offer Notice"), which shall be irrevocable, subject to Section
                  ------------
     2.3(b), for a period of 30 days after delivery thereof (the "Offer
                                                                  -----
     Period"), offering (the "Offer") all of the Holder Shares proposed to be
     ------                   -----
     Sold by the Selling Stockholder to the Prospective Purchaser at the purchase price and on the terms of the proposed Sale to the Prospective Purchaser (such Offer Notice to include the foregoing information and all other relevant terms of the proposed Sale, including the identification of the Prospective Purchaser). The Non-Selling Stockholders shall have the right and option, for a period of 30 days after delivery of the Offer Notice, to accept up to their pro-rata portion of the Holder Shares so offered at the purchase price and on terms comparable to those stated in the Offer Notice, based upon the number of shares of Registrable Securities held by all of the Non-Selling Stockholders. Such acceptance shall be made by delivering a written notice to the Selling Stockholder within said 30-day period.

               (b) Anything contained herein to the contrary notwithstanding, the Selling Stockholder may withdraw from the proposed Sale to a Prospective Purchaser and, accordingly, may rescind the Offer by delivering written notice of such withdrawal to the Company and the Non-Selling Stockholders within the Offer Period, subject to the reinstatement of the provisions of this Section 2.3 in the event an Investor or transferee thereof subsequently intends to sell the Holder Shares.

               (c) Sales of Holder Shares under the terms of Section 2.3(a) shall be made at the offices of the Company on a mutually satisfactory business day within 30 days after the expiration of the Offer Period. Delivery of certificates or other instruments evidencing such Holder Shares duly endorsed for transfer shall be made to the Company on such date against payment of the purchase price therefor.

               (d)  If an effective acceptance shall not be received pursuant to
Section 2.3(a) with respect to all Holder Shares offered for Sale pursuant to the Offer Notice, then at any time within 30 days after the expiration of the Offer Period the Selling Stockholder may Sell all or any part of the remaining Holder Shares that were not accepted for purchase by the Non-Selling Stockholders as aforesaid to the Prospective Purchaser at a purchase price no less than that, and on the terms no more favorable to the Prospective Purchaser than those, stated in the Offer Notice; provided, however, that the Selling
                                        --------  -------
Stockholder may not, under any circumstances, Sell any Holder Shares to the Prospective Purchaser if the Board of Directors, in its sole discretion, determines within the Offer Period that the Prospective Purchaser is a competitor, or an affiliate of a competitor, of the Company, or that such Prospective Purchaser's ownership would be contrary to the best interests of the Company. In the event that the Holder Shares are not Sold by the Selling Stockholder to the Prospective Purchaser during such 30-day period, the right of the Selling Stockholder to Sell such remaining Holder Shares to the Prospective Purchaser shall expire and the obligations of this Section 2.3 shall be reinstated.

               (e) Anything contained herein to the contrary notwithstanding, any purchaser of Holder Shares pursuant to this Section 2.3 who is not a Holder shall agree in writing in advance with the parties hereto to be bound by and comply with all applicable provisions of this Agreement and shall be deemed to be an Investor for all purposes of this Agreement.

          (f) The provisions of this Section 2.3 shall not apply to the transfer of Holder Shares by a Holder to the spouse or lineal descendants of such Investor or any trust for the benefit of such persons or to an affiliate or stockholder of such Holder, provided such transferee has agreed in writing in
                            --------
advance to be bound by and comply with all provisions of this Agreement to the same extent as the transferring Holder.

          2.4  Termination of Covenants.
               ------------------------

               (a) The covenants set forth in Sections 2.1, 2.2 and 2.3 shall terminate as to each Holder and be of no further force or effect (i) immediately prior to the consummation of a Qualified IPO, or (ii) upon termination of the entire Agreement upon a change in control of the Company, as provided in Section 3.1.

               (b) The covenants set forth in Sections 2.1 and 2.2 shall terminate as to each Holder and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, if this occurs earlier than the events described in Section 2.4(a) above.

     3.   Miscellaneous.
          -------------

          3.1  Termination of Entire Agreement Upon Change of Control. This
               ------------------------------------------------------
Agreement shall terminate, and have no further force and effect, when the Company shall sell, convey, or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of, provided that this Agreement shall
                                            --------
not be terminated following a merger effected solely for the purpose of changing the domicile of the Company.

          3.2  Successors and Assigns. Except as otherwise provided in this
               ----------------------
Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any of the Series A Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          3.3  Amendments and Waivers. Any term of this Agreement may be amended
               ----------------------
or waived only with the written consent of the Company and the holders of at least eighty percent (80%) of the Registrable Securities then outstanding, Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party to the Agreement, whether or not such party has signed such amendment or waiver, each future holder of all such Registrable Securities, and the Company.

          3.4  Notices. Unless otherwise provided, any notice required or
               -------
permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth on Exhibit A hereto or as subsequently modified by written notice.
---------

          3.5  Severability. If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          3.6  Governing Law. This Agreement and all acts and transactions
               -------------
pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

          3.7  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.8  Titles and Subtitles. The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          3.9  Aggregation of Stock. All shares of the Preferred Stock held or
               --------------------
acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                           [Signature Page Follows]

     The parties have executed this Investors' Rights Agreement as of the date first above written.

                                              COMPANY:

                                              TENDEX, INC.

                                              By:_______________________________

                                              Name:_____________________________

                                              Title:____________________________

                                              Address:__________________________


                                              INVESTORS:________________________

                                              TENET HEALTHSYSTEM MEDICAL, INC.

                                              By:_______________________________

                                              Name:_____________________________

                                              Title:____________________________

                                              Address: 3820 State Street
                                                       Santa Barbara, CA 93105
                                                       Fax: 805-563-7070
                                                       Attn: Jeffrey C. Barbakow

                                              CHEMDEX CORPORATION

                                              By:_______________________________

                                              Name:_____________________________

                                              Title:____________________________

                                              Address: 1500 Plymouth Street
                                                       Mountain View, CA 94043
                                                       Fax: 650-567-8950
                                                       Attn: Dave Perry

                                   EXHIBIT A
                                   ---------

                                   INVESTORS
                                   ---------

             Name                         No. of Shares of     No. of Shares of
             ----                         ----------------     ----------------
                                           Series A Stock      Common Stock
                                           --------------      ------------
TENET HEALTHSYSTEM MEDICAL , INC.                3,800,000              3
CHEMDEX CORPORATION                              1,200,000              1

                                   EXHIBIT G

                                Voting Agreement

                                 TENDEX, INC.

                               VOTING AGREEMENT
                               ----------------


     This Voting Agreement (the "Agreement") is made as of the _____ day of
                                 ---------
December 1999, by and among Tendex, Inc., a Delaware corporation (the "Company"), and the holders of shares of Series A Preferred Stock listed on
 -------
Exhibit A (collectively, the "Investors" and individually, the "Investor").
---------                     ---------                         --------

                                   RECITALS
                                   --------

     The Company and the Investors have entered into a Series A Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith pursuant to
                         ------------------
which the Company desires to sell to the Investors and the Investors desire to purchase from the Company shares of the Company's Series A Preferred Stock, and have also entered into a Joint Venture Agreement (the "Joint Venture Agreement")
                                                       -----------------------
of even date herewith. A condition to the Investors' obligations under the Purchase Agreement is that the Company and the Investors enter into this Agreement for the purpose of setting forth the terms and conditions pursuant to which the Investors shall vote their shares of the Company's voting stock in favor of certain designees to the Company's Board of Directors. The Company and the Investors each desire to facilitate the voting arrangements set forth in this Agreement, the entrance into the Joint Venture Agreement and the sale and purchase of shares of Series A Preferred Stock pursuant to the Purchase Agreement, by agreeing to the terms and conditions set forth below.

                                   AGREEMENT
                                   ---------

     The parties agree as follows:

     1.  Election of Directors.
         ---------------------

         1.1  Board Representation.  At each annual meeting of the stockholders
              --------------------
of the Company, or at any meeting of the stockholders of the Company at which members of the Board of Directors of the Company are to be elected, or whenever members of the Board of Directors are to be elected by written consent, the Investors agree to vote or act with respect to their shares of the Company's stock so as to elect:

              (a) Two (2) members of the Company's Board of Directors designated by Tenet HealthSystem Medical, Inc. or its affiliates ("Tenet") so
                                                                   -----
long as there are at least three (3) members of the Board of Directors. If the number of members of the Board of Directors is five (5) or more, then Tenet shall be entitled to designate three (3) members.

              (b) One (1) member of the Company's Board of Directors designated by Chemdex Corporation or its affiliates ("Chemdex"). If the number of members
                                           -------
of the Board of Directors is five (5) or more, then Chemdex shall be entitled to designate two (2) members.

          1.2  Appointment of Directors.  In the event of the resignation,
               ------------------------
death, removal or disqualification of a director selected by Tenet or Chemdex, as the case may be, Tenet or Chemdex, as the case may be, shall promptly nominate a new director, and, after written notice of the nomination has been given by Tenet or Chemdex, as the case may be, to the other parties (and, with respect to a nominee designated by Tenet or Chemdex, such nominee has been approved by the Company's directors as provided in Section 1.1 above), each Investor shall vote its shares of capital stock of the Company to elect such nominee to the Board of Directors.

          1.3  Removal.  Tenet or Chemdex, as the case may be, may remove its
               -------
designated director(s) at any time and from time to time, with or without cause (subject to the Certificate of Incorporation and Bylaws of the Company (the

"Charter Documents") as in effect from time to time and any requirements of
------------------
law), in their sole discretion, and after written notice to each of the parties hereto of the new nominee to replace such director and, with respect to a nominee of Tenet or Chemdex, after such nominee has been approved by the Company's directors in accordance with Section 1.1 above, each Investor shall promptly vote its shares of capital stock of the Company to elect such nominee to the Board of Directors.

          1.4  Management of the Company.
               -------------------------

          (a) The Board of Directors of the Company shall be responsible for establishing the overall policy and operating procedures with respect to the business affairs of the Company.

          (b) Except as otherwise required by the Charter Documents, mandatory provisions of law and as otherwise provided herein, resolutions of the Board of Directors shall be adopted only by the affirmative vote of a majority of the Directors present at a meeting duly called at which a quorum is present. A majority of the Board of Directors shall constitute a quorum for the transaction of business provided at least one director designated by Chemdex and one director designated by Tenet are present. Board meetings shall be held at the Company's executive offices or at such other location determined by the Board of Directors in accordance with applicable law; provided that the Board of Directors shall meet no less frequently than once every two calendar months.
Any director may attend a Board meeting by conference telephone.

          (c) Notwithstanding the general provisions set forth above, in addition to any special approval requirements under the Charter Documents or under law, each of the following corporate actions may be taken by the Company only (i) in the case of any action that is permitted by law or under the Charter Documents to be taken by the Board of Directors alone, upon authorization by affirmative vote of at least one Tenet director and at least one Chemdex director, and (ii) in the case of actions required by law or the Charter Documents to be approved by the Company's stockholders, upon authorization by affirmative vote of both Tenet and Chemdex as stockholders:

               (i) any merger or consolidation, whether or not the Company is the surviving corporation; any sale, lease, exchange or other disposition of all or substantially all of the assets of the Company; any acquisition of all or substantially all of the capital stock or assets of any other entity; or the liquidation or voluntary dissolution of the Company;

          (ii) any sale, lease, exchange or other disposition of substantial assets (except in the ordinary course of business) of the Company;

          (iii) the raising of additional equity capital or the issuance or sale of any debt or equity securities (including any stockholder loan or guaranty) and the terms thereof;

          (iv) any declaration or payment of any dividend or other distribution, directly or indirectly, on account of any shares of capital stock of the Company, or any redemption, retirement, purchase or other acquisition, directly or indirectly, by the Company of any such shares (or of any warrants, rights or options to acquire any such shares);

          (v) any amendment, alteration or repeal of any provision of the Charter Documents of the Company;

          (vi) any action involving a material change in the operations or business purpose of the Company or engagement in any business other than as set forth in Section 2.4 of the Joint Venture Agreement, either directly or through any corporation or other entity in which the Company has, directly or indirectly, an equity interest;

          (vii) approval of an annual business plan and operating budget for the Company (which shall be made no later than thirty (30) days prior to the commencement of each fiscal year of the Company), and any deviation in any material respect from such business plan or budget as so approved;

          (xii) compensation for all executive officers and directors of the Company; or

          (xiii) the filing of a petition for liquidation or dissolution of the Company in bankruptcy.

          The foregoing approval requirements shall at all times also be set forth in the Charter Documents of the Company, unless amended pursuant to the provisions of this Agreement and the Charter Documents.

     2.   Additional Representations and Covenants.
          ----------------------------------------

          2.1  No Revocation.  The voting agreements contained herein are
               -------------
coupled with an interest and may not be revoked during the term of this Agreement.

          2.2  Change in Number of Directors.  The Investors will not vote for
               -----------------------------
any amendment or change to the Certificate of Incorporation or Bylaws providing for the election of more or less than five (5) directors, or any other amendment or change to the Certificate of Incorporation Bylaws inconsistent with the terms of this Agreement.

          2.3  Legends.  Each certificate representing shares of the Company's
               -------
capital stock held by the Investors or any assignee of the Investors shall bear the following legend:

          "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT."

     3.   Termination.
          -----------

          3.1  Termination Events.  This Agreement shall terminate upon the
               ------------------
earlier of:

               (a) A firm commitment underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended; or

               (b) The sale, conveyance or disposal of all or substantially all of the Company's property or business or the Company's merger into or consolidation with any other corporation (other than a wholly-owned subsidiary corporation) or if the Company effects any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this Section 3.1(b) shall not apply
                               --------
to a merger effected exclusively for the purpose of changing the domicile of the Company.

          3.2  Removal of Legend.   At any time after the termination of this
               -----------------
Agreement in accordance with Section 3.1, any holder of a stock certificate legended pursuant to Section 2.3 may surrender such certificate to the Company for removal of the legend, and the Company will duly reissue a new certificate without the legend.

     4.   Miscellaneous.
          -------------

          4.1  Successors and Assigns.  The terms and conditions of this
               ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          4.2  Amendments and Waivers.  Any term hereof may be amended or waived
               ----------------------
only with the written consent of the Company, Tenet and Chemdex. Any amendment or waiver effected in accordance with this Section 4.2 shall be binding upon the Company and the holders of Series A Preferred Stock, and each of their respective successors and assigns.

          4.3  Notices.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth on the signature page or on Exhibit A hereto, or as subsequently modified by written notice.
           ---------

          4.4  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          4.5  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          4.6  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          4.7  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


                           [Signature Page Follows]

     The parties hereto have executed this Voting Agreement as of the date first written above.


COMPANY:

TENDEX, INC.

By:________________________

Name:______________________

Title:_____________________

Fax:_______________________


INVESTORS:

TENET HEALTHSYSTEM MEDICAL, INC.

By:________________________

Name:______________________

Title:_____________________

Fax:_______________________


CHEMDEX CORPORATION

By:________________________

Name:______________________

Title:_____________________

Fax:_______________________


                      SIGNATURE PAGE TO VOTING AGREEMENT

                                   EXHIBIT A
                                   ---------

                                   INVESTORS
                                   ---------

                     Name/Address/Fax No.                             No. of Shares             No. of Shares
                     --------------------                             -------------             -------------
                                                                    Of Series A Stock            of Common
                                                                    -----------------           -------------
                                                                                                   Stock
                                                                                                   -----
                TENET HEALTHSYSTEM MEDICAL, INC.                           3,800,000                      3
                CHEMDEX CORPORATION                                        1,200,000                      1

                                   EXHIBIT H

                                Not Referenced

                                   EXHIBIT I

                     Initial Certificate of Incorporation

                         CERTIFICATE OF INCORPORATION

                                      OF

                                 TENDEX, INC.


                                   ARTICLE I

     The name of the corporation is Tendex, Inc., (the "Corporation").

                                  ARTICLE II

     The registered office of the corporation shall be in the City of Dover County of Kent State of Delaware. The name of the registered agent of the corporation at such location is Incorporating Services, Ltd..

                                  ARTICLE III

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                  ARTICLE IV

     The aggregate number of shares which the Corporation shall have authority to issue is 10,000,000 shares of capital stock all of which shall be designated "Common Stock" and have a par value of $0.0001 per share.

                                   ARTICLE V

     The Board of Directors of the Corporation is expressly authorized to make, alter or repeal Bylaws of the Corporation.

                                  ARTICLE VI

     Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.

                                  ARTICLE VII

     (A) To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

     (B) The Corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation.

     (C) Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of the Corporation's Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

                                 ARTICLE VIII

     The name and mailing address of the incorporator are as follows:

                         Jeffrey Y. Suto
                         Venture Law Group
                         2775 Sand Hill Road
                         Menlo Park, CA 94025

     Executed this ___ day of December, 1999.



                                          /s/ Jeffery Y. Suto
                                          -----------------------------
                                          Jeffrey Y. Suto, Incorporator

                                   EXHIBIT J

                                    Bylaws

                                    BYLAWS


                                      OF


                                 TENDEX, INC.

                               TABLE OF CONTENTS

                                                                                    Page
                                                                                    ----
ARTICLE I - CORPORATE OFFICES.....................................................   1

     1.1  Registered Office.......................................................   1
     1.2  Other Offices...........................................................   1

ARTICLE II - MEETINGS OF STOCKHOLDERS.............................................   1

     2.1  Place Of Meetings.......................................................   1
     2.2  Annual Meeting..........................................................   1
     2.3  Special Meeting.........................................................   1
     2.4  Notice Of Stockholders' Meetings........................................   2
     2.5  Manner Of Giving Notice; Affidavit Of Notice............................   2
     2.6  Quorum..................................................................   2
     2.7  Adjourned Meeting; Notice...............................................   2
     2.8  Conduct Of Business.....................................................   3
     2.9  Voting..................................................................   3
     2.10 Waiver Of Notice........................................................   3
     2.11 Stockholder Action By Written Consent Without A Meeting.................   3
     2.12 Record Date For Stockholder Notice; Voting; Giving Consents.............   4
     2.13 Proxies.................................................................   4

ARTICLE III - DIRECTORS...........................................................   5

     3.1  Powers..................................................................   5
     3.2  Number Of Directors.....................................................   5
     3.3  Election, Qualification And Term Of Office Of Directors.................   5
     3.4  Resignation And Vacancies...............................................   5
     3.5  Place Of Meetings; Meetings By Telephone................................   6
     3.6  Regular Meetings........................................................   6
     3.7  Special Meetings; Notice................................................   7
     3.8  Quorum..................................................................   7
     3.9  Waiver Of Notice........................................................   7
     3.10 Board Action By Written Consent Without A Meeting.......................   8
     3.11 Fees And Compensation Of Directors......................................   8
     3.12 Approval Of Loans To Officers...........................................   8
     3.13 Removal Of Directors....................................................   8
     3.14 Chairman Of The Board Of Directors......................................   8

ARTICLE IV - COMMITTEES...........................................................   9

     4.1  Committees Of Directors.................................................   9
     4.2  Committee Minutes.......................................................   9
     4.3  Meetings And Action Of Committees.......................................   9

                               TABLE OF CONTENTS
                                  (continued)

                                                                                    Page
                                                                                    ----
ARTICLE V - OFFICERS..............................................................  10

     5.1  Officers................................................................  10
     5.2  Appointment Of Officers.................................................  10
     5.3  Subordinate Officers....................................................  10
     5.4  Removal And Resignation Of Officers.....................................  10
     5.5  Vacancies In Offices....................................................  10
     5.6  Chief Executive Officer.................................................  11
     5.7  President...............................................................  11
     5.8  Vice Presidents.........................................................  11
     5.9  Secretary...............................................................  11
     5.10 Chief Financial Officer.................................................  12
     5.11 Representation Of Shares Of Other Corporations..........................  12
     5.12 Authority And Duties Of Officers........................................  12

ARTICLE VI - INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS..  13

     6.1  Indemnification Of Directors And Officers...............................  13
     6.2  Indemnification Of Others...............................................  13
     6.3  Payment Of Expenses In Advance..........................................  13
     6.4  Indemnity Not Exclusive.................................................  13
     6.5  Insurance...............................................................  14
     6.6  Conflicts...............................................................  14

ARTICLE VII - RECORDS AND REPORTS.................................................  14

     7.1  Maintenance And Inspection Of Records...................................  14
     7.2  Inspection By Directors.................................................  15
     7.3  Annual Statement To Stockholders........................................  15

ARTICLE VIII - GENERAL MATTERS....................................................  15

     8.1  Checks..................................................................  15
     8.2  Execution Of Corporate Contracts And Instruments........................  15
     8.3  Stock Certificates; Partly Paid Shares..................................  15
     8.4  Special Designation On Certificates.....................................  16
     8.5  Lost Certificates.......................................................  16
     8.6  Construction; Definitions...............................................  17
     8.7  Dividends...............................................................  17
     8.8  Fiscal Year.............................................................  17
     8.9  Seal....................................................................  17
     8.10 Transfer Of Stock.......................................................  17

                               TABLE OF CONTENTS
                                  (continued)

                                                                                    Page
                                                                                    ----
     8.11 Stock Transfer Agreements...............................................  18
     8.12 Registered Stockholders.................................................  18

ARTICLE IX - AMENDMENTS...........................................................  18

                                    BYLAWS

                                      OF

                                 TENDEX, INC.

                                   ARTICLE I

                               CORPORATE OFFICES
                               -----------------

     1.1    Registered Office.
            -----------------

            The registered office of the corporation shall be in the City of Dover County of Kent State of Delaware. The name of the registered agent of the corporation at such location is Incorporating Services, Ltd.

     1.2    Other Offices.
            -------------

            The Board of Directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

                                  ARTICLE II

                           MEETINGS OF STOCKHOLDERS
                           ------------------------

     2.1    Place Of Meetings.
            -----------------

            Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the registered office of the corporation.

     2.2    Annual Meeting.
            --------------

            The annual meeting of stockholders shall be held on such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors each year. At the meeting, directors shall be elected and any other proper business may be transacted.

     2.3    Special Meeting.
            ---------------

            A special meeting of the stockholders may be called at any time by the Board of Directors, the chairman of the board, the president or by one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent of the votes at that meeting.

            If a special meeting is called by any person or persons other than the Board of Directors, the president or the chairman of the board, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president, or the secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after the receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

     2.4    Notice Of Stockholders' Meetings.
            --------------------------------

            All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.5 of these Bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

     2.5    Manner Of Giving Notice; Affidavit Of Notice.
            --------------------------------------------

            Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

     2.6    Quorum.
            ------

            The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairman of the meeting or (b) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

     2.7    Adjourned Meeting; Notice.
            -------------------------

            When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     2.8    Conduct Of Business.
            -------------------

            The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including the manner of voting and the conduct of business.

     2.9    Voting.
            ------

            The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.12 of these Bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

            Except as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

     2.10   Waiver Of Notice.
            ----------------

            Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these Bylaws.

     2.11   Stockholder Action By Written Consent Without A Meeting.
            -------------------------------------------------------

            Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action that may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

            Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. If the action which is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of Delaware if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.

     2.12   Record Date For Stockholder Notice; Voting; Giving Consents.
            -----------------------------------------------------------

            In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

            If the Board of Directors does not so fix a record date:

            (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

            (b) The record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is delivered to the corporation.

            (c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

            A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     2.13   Proxies.
            -------

            Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by a written proxy, signed by the stockholder and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

                                  ARTICLE III

                                   DIRECTORS
                                   ---------

     3.1    Powers.
            ------

            Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

     3.2    Number Of Directors.
            -------------------

            Upon the adoption of these bylaws, the number of directors constituting the entire Board of Directors shall be 3. Thereafter, this number may be changed by a resolution of the Board of Directors or of the stockholders, subject to Section 3.4 of these Bylaws. No reduction of the authorized number of directors shall have the effect of removing any director before such director's term of office expires.

     3.3    Election, Qualification And Term Of Office Of Directors.
            -------------------------------------------------------

            Except as provided in Section 3.4 of these Bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders unless so required by the certificate of incorporation or these Bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.

            Elections of directors need not be by written ballot.

     3.4    Resignation And Vacancies.
            -------------------------

            Any director may resign at any time upon written notice to the attention of the Secretary of the corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

            Unless otherwise provided in the certificate of incorporation or these Bylaws:

            (a) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

            (b) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

            If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

            If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

     3.5    Place Of Meetings; Meetings By Telephone.
            ----------------------------------------

            The Board of Directors of the corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

            Unless otherwise restricted by the certificate of incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     3.6    Regular Meetings.
            ----------------

            Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

     3.7    Special Meetings; Notice.
            ------------------------

            Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

            Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

     3.8    Quorum.
            ------

            At all meetings of the Board of Directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

            A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

     3.9    Waiver Of Notice.
            ----------------

            Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these Bylaws.

     3.10   Board Action By Written Consent Without A Meeting.
            -------------------------------------------------

            Unless otherwise restricted by the certificate of incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the board or committee. Written consents representing actions taken by the board or committee may be executed by telex, telecopy or other facsimile transmission, and such facsimile shall be valid and binding to the same extent as if it were an original.

     3.11   Fees And Compensation Of Directors.
            ----------------------------------

            Unless otherwise restricted by the certificate of incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. No such compensation shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

     3.12   Approval Of Loans To Officers.
            -----------------------------

            The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

     3.13   Removal Of Directors.
            --------------------

            Unless otherwise restricted by statute, by the certificate of incorporation or by these Bylaws, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that if the stockholders of the corporation are entitled to cumulative voting, if less than the entire Board of Directors is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire Board of Directors.

            No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

     3.14   Chairman Of The Board Of Directors.
            ----------------------------------

            The corporation may also have, at the discretion of the Board of Directors, a chairman of the Board of Directors who shall not be considered an officer of the corporation.

                                  ARTICLE IV

                                  COMMITTEES
                                  ----------

     4.1    Committees Of Directors.
            -----------------------

            The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate 1 or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, or in these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by this chapter to be submitted to stockholders for approval or (ii) adopting, amending or repealing any Bylaw of the corporation.

     4.2    Committee Minutes.
            -----------------

            Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

     4.3    Meetings And Action Of Committees.
            ---------------------------------

            Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Section 3.5 (place of meetings and meetings by telephone), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum), Section 3.9 (waiver of notice), and
Section 3.10 (action without a meeting) of these Bylaws, with such changes in the context of such provisions as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

                                   ARTICLE V

                                   OFFICERS
                                   --------

     5.1    Officers.
            --------

            The officers of the corporation shall be a president and chief executive officer, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the Board of Directors, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws. Any number of offices may be held by the same person.

     5.2    Appointment Of Officers.
            -----------------------

            The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these Bylaws, shall be appointed by the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.

     5.3    Subordinate Officers.
            --------------------

            The Board of Directors may appoint, or empower the chief executive officer or the president to appoint, such other officers and agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

     5.4    Removal And Resignation Of Officers.
            -----------------------------------

            Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the board or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

            Any officer may resign at any time by giving written notice to the attention of the Secretary of the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

     5.5    Vacancies In Offices.
            --------------------

            Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

     5.6    Chief Executive Officer.
            -----------------------

            Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the board, if any, the chief executive officer of the corporation (if such an officer is appointed) shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the Board of Directors and shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these bylaws.

     5.7    President.
            ---------

            Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the board (if any) or the chief executive officer, the president shall have general supervision, direction, and control of the business and other officers of the corporation. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation and such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

     5.8    Vice Presidents.
            ---------------

            In the absence or disability of the chief executive officer and president, the vice presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a vice president designated by the Board of Directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these Bylaws, the president or the chairman of the board.

     5.9    Secretary.
            ---------

            The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

            The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

            The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required to be given by law or by these Bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

     5.10   Chief Financial Officer.
            -----------------------

            The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

            The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the president, the chief executive officer, or the directors, upon request, an account of all his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or the bylaws.

     5.11   Representation Of Shares Of Other Corporations.
            ----------------------------------------------

            The chairman of the board, the chief executive officer, the president, any vice president, the chief financial officer, the secretary or assistant secretary of this corporation, or any other person authorized by the Board of Directors or the chief executive officer or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.

     5.12   Authority And Duties Of Officers.
            --------------------------------

            In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the Board of Directors or the stockholders.

                                  ARTICLE VI

      INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS
      -------------------------------------------------------------------

     6.1    Indemnification Of Directors And Officers.
            -----------------------------------------

            The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation includes any person (a) who is or was a director or officer of the corporation, (b) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     6.2    Indemnification Of Others.
            -------------------------

            The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) includes any person (a) who is or was an employee or agent of the corporation, (b) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     6.3    Payment Of Expenses In Advance.
            ------------------------------

            Expenses incurred in defending any action or proceeding for which indemnification is required pursuant to Section 6.1 or for which indemnification is permitted pursuant to Section 6.2 following authorization thereof by the Board of Directors shall be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of the indemnified party to repay such amount if it shall ultimately be determined that the indemnified party is not entitled to be indemnified as authorized in this Article VI.

     6.4    Indemnity Not Exclusive.
            -----------------------

            The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent that such additional rights to indemnification are authorized in the certificate of incorporation

     6.5    Insurance.
            ---------

            The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

     6.6    Conflicts.
            ---------

            No indemnification or advance shall be made under this Article VI, except where such indemnification or advance is mandated by law or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears:

            (a) That it would be inconsistent with a provision of the certificate of incorporation, these Bylaws, a resolution of the stockholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

            (b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

                                  ARTICLE VII

                              RECORDS AND REPORTS
                              -------------------

     7.1    Maintenance And Inspection Of Records.
            -------------------------------------

            The corporation shall, either at its principal executive offices or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books, and other records.

            Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

     7.2    Inspection By Directors.
            -----------------------

            Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

     7.3    Annual Statement To Stockholders.
            --------------------------------

            The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

                                 ARTICLE VIII

                                GENERAL MATTERS
                                ---------------

     8.1    Checks.
            ------

            From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

     8.2    Execution Of Corporate Contracts And Instruments.
            ------------------------------------------------

            The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     8.3    Stock Certificates; Partly Paid Shares.
            --------------------------------------

            The shares of a corporation shall be represented by certificates, provided that the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman or vice-chairman of the Board of Directors, or the president or vice-president, and by the chief financial officer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

            The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

     8.4    Special Designation On Certificates.
            -----------------------------------

            If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     8.5    Lost Certificates.
            -----------------

            Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or the owner's legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

     8.6    Construction; Definitions.
            -------------------------

            Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

     8.7    Dividends.
            ---------

            The directors of the corporation, subject to any restrictions contained in (a) the General Corporation Law of Delaware or (b) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

            The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

     8.8    Fiscal Year.
            -----------

            The fiscal year of the corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

     8.9    Seal.
            ----

            The corporation may adopt a corporate seal, which may be altered at pleasure, and may use the same by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

     8.10   Transfer Of Stock.
            -----------------

            Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

     8.11   Stock Transfer Agreements.
            -------------------------

            The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

     8.12   Registered Stockholders.
            -----------------------

            The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE IX

                                  AMENDMENTS
                                  ----------

            The Bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal Bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws.

                       CERTIFICATE OF ADOPTION OF BYLAWS

                                      OF

                                 TENDEX, INC.

                           ADOPTION BY INCORPORATOR
                           ------------------------

     The undersigned person appointed in the certificate of incorporation to act as the Incorporator of Tendex, inc. hereby adopts the foregoing bylaws as the Bylaws of the corporation.

     Executed this _____ day of ____________________.



                                       /s/  Jeffrey Y. Suto
                                    ____________________________________________
                                    Jeffrey Y. Suto, Incorporator


             CERTIFICATE BY SECRETARY OF ADOPTION BY INCORPORATOR
             ----------------------------------------------------


     The undersigned hereby certifies that the undersigned is the duly elected, qualified, and acting Secretary of Tendex, Inc., and that the foregoing Bylaws were adopted as the Bylaws of the corporation on December,___ 1999, by the person appointed in the certificate of incorporation to act as the Incorporator of the corporation.

     Executed this _____ day of  December, 1999.



                                    ____________________________________________
                                    David Ricker, Secretary

                                   EXHIBIT K

               Amended and Restated Certificate of Incorporation

                             AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION

                                      OF

                                 TENDEX, INC.


     The undersigned, Andrew Carragher and David Ricker, hereby certify that:

     1. They are the duly elected and acting President and Secretary, respectively, of Tendex, Inc., a Delaware corporation.

     2. The Certificate of Incorporation of this corporation was originally filed with the Secretary of State of Delaware on December 9, 1999.

     3. The Certificate of Incorporation of this corporation shall be amended and restated to read in full as follows:

                                   ARTICLE I

     "The name of this corporation is Tendex, Inc. (the "Corporation").
                                                         -----------

                                  ARTICLE II

     The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

                                  ARTICLE III

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                                  ARTICLE IV

     (A)  Classes of Stock.  The Corporation is authorized to issue two classes
          ----------------
of stock to be designated, respectively, "Common Stock" and "Preferred Stock."
                                          ------------       ---------------
The total number of shares which the Corporation is authorized to issue is Fifteen Million (15,000,000) shares, each with a par value of $0.0001 per share. Ten Million (10,000,000) shares shall be Common Stock and Five Million (5,000,000) shares shall be Preferred Stock.

     (B)  Rights, Preferences and Restrictions of Preferred Stock. The Preferred
          -------------------------------------------------------
Stock authorized by this Amended and Restated Certificate of Incorporation may be issued from time to time in one or more series. The first series of Preferred Stock shall be designated "Series A Preferred Stock" and shall consist of five
                           ------------------------
million (5,000,000) shares. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A Preferred Stock are as set forth below in this Article IV(B).

          1.   Dividend Provisions. The holders of shares of Series A Preferred
               -------------------
Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Corporation) on the Common Stock of the Corporation, at the rate of [8% of Purchase Price] per share (as adjusted for stock splits, stock dividends, reclassification and the like) per annum on each outstanding share of Series A Preferred Stock, payable quarterly when, as and if declared by the Board of Directors. Such dividends shall not be cumulative.

          2.   Liquidation.
               -----------

               (a)  Preference.  In the event of any liquidation, dissolution or
                    ----------
winding up of the Corporation, either voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to [the Purchase Price as determined by valuation] per share (as adjusted for stock splits, stock dividends, reclassification and the like) for each share of Series A Preferred Stock then held by them, plus declared but unpaid dividends. If, upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

               (b)  Remaining Assets.  Upon the completion of the distribution
                    ----------------
required by Section 2(a) above, if assets remain in the Corporation, the holders of the Common Stock of the Corporation shall receive all of the remaining assets of the Corporation.

               (c)  Certain Acquisitions.
                    --------------------

                    (i)   Deemed Liquidation.  For purposes of this Section 2, a
                          ------------------
liquidation, dissolution or winding up of the Corporation shall be deemed to occur if the Corporation shall sell, convey, or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of, provided that this Section 2(c)(i) shall not apply to a merger effected
--------
exclusively for the purpose of changing the domicile of the Corporation.

                    (ii)  Valuation of Consideration.  In the event of a deemed
                          --------------------------
liquidation as described in Section 2(c)(i) above, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

                          (A) Securities not subject to investment letter or
other similar restrictions on free marketability:

                              (1) If traded on a securities exchange or The
Nasdaq Stock Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty-day period ending three (3) days prior to the closing;

                              (2) If actively traded over-the-counter, the value
shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty-day period ending three (3) days prior to the closing; and

                              (3) If there is no active public market, the value
shall be the fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock.

                          (B) The method of valuation of securities subject to
investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in Section 2(c)(ii)(A) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock.

                    (iii) Notice of Transaction.  The Corporation shall give
                          ---------------------
each holder of record of Series A Preferred Stock written notice of such impending transaction not later than ten (10) business days prior to the stockholders' meeting called to approve such transaction, or ten (10) business days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than ten (10) business days after the Corporation has given the first notice provided for herein or sooner than ten (10) business days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Preferred Stock.

                    (iv)  Effect of Noncompliance.  In the event the
                          -----------------------
requirements of this Section 2(c) are not complied with, the Corporation shall forthwith either cause the closing of the transaction to be postponed until such requirements have been complied with, or cancel such transaction, in which event the rights, preferences and privileges of the holders of the

Series A Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in Section 2(c)(iii) hereof.

          3.   Redemption.  The Preferred Stock is not redeemable.
               ----------

          4.   Conversion.  The holders of the Series A Preferred Stock shall
               ----------
have conversion rights as follows (the "Conversion Rights"):
                                        -----------------

               (a)  Right to Convert.  Subject to Section 4(c), each share of
                    ----------------
Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing [the Purchase Price] by the Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share of Series A Preferred Stock shall be [the Purchase Price]. Such initial Conversion Price shall be subject to adjustment as set forth in Section 4(d).

               (b)  Automatic Conversion.  Each share of Series A Preferred
                    --------------------
Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such share immediately upon the earlier of (i) except as provided below in Section 4(c), the Corporation's sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (the Securities Act"), the public offering price of which is not less than [3X the
--------------
Purchase Price] per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) and which results in aggregate cash proceeds to the Corporation of $15,000,000 (net of underwriting discounts and commissions) or (ii) the date specified by written consent or agreement of the holders of a majority of the then outstanding shares of Series A Preferred Stock.

               (c)  Mechanics of Conversion.  Before any holder of Series A
                    -----------------------
Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such series of Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of such series of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act the conversion may, at the option of any holder tendering such Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive Common Stock upon conversion of such Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

               (d)  Conversion Price Adjustments of Preferred Stock for Certain
                    -----------------------------------------------------------
Splits and Combinations. The Conversion Price of the Series A Preferred Stock
-----------------------
shall be subject to adjustment from time to time as follows:

                    (i)   Stock Splits and Dividends.  In the event the
                          --------------------------
Corporation should at any time or from time to time after the date upon which any shares of Series A Preferred Stock were first issued (the "Purchase Date"
                                                               -------------
with respect to such series) fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder
 ------------------------
for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series A Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time as provided in Section 4(d)(iii) below.

                    (ii)  Reverse Stock Splits.  If the number of shares of
                          --------------------
Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

                    (iii) The following provisions shall apply for purposes of this Section 4(d):

                          (A) The aggregate maximum number of shares of Common
Stock deliverable upon conversion or exercise of Common Stock Equivalents (assuming the satisfaction of any conditions to convertibility or exercisability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) shall be deemed to have been issued at the time such Common Stock Equivalents were issued.

                          (B) In the event of any change in the number of shares
of Common Stock deliverable or in the consideration payable to the Corporation upon conversion or exercise of such Common Stock Equivalents including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                          (C) Upon the termination or expiration of the
convertibility or exercisability of any such Common Stock Equivalents, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and Common Stock Equivalents which remain convertible or exercisable) actually issued upon the conversion or exercise of such Common Stock Equivalents.

          (e)  Other Distributions.  In the event the Corporation shall declare
               -------------------
a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 4(d)(i), then, in each such case for the purpose of this Section 4(e), the holders of Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

          (f)  Recapitalizations.  If at any time or from time to time there
               -----------------
shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or Section 2) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of such Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of such Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of such Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

          (g)  No Impairment.  The Corporation will not, by amendment of its
               -------------
Certificate of Incorporation (except in accordance with Section 6 hereof and applicable law) or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred Stock against impairment.

               (h)  No Fractional Shares and Certificate as to Adjustments.
                    ------------------------------------------------------

                    (i) No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. The number of shares issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                    (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series A Preferred Stock pursuant to this Section 4, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of such Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for the Series A Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of the Series A Preferred Stock.

               (i)  Notices of Record Date.  In the event of any taking by the
                    ----------------------
Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

               (j)  Reservation of Stock Issuable Upon Conversion.  The
                    ---------------------------------------------
Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of such series of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of such series of Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate of Incorporation.

               (k)  Notices.  Any notice required by the provisions of this
                    -------
Section 4 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

          5.   Voting Rights.  The holder of each share of Series A Preferred
               -------------
Stock shall have the right to one vote for each share of Common Stock into which such Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders' meeting in accordance with the bylaws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

          6.   Protective Provisions.  So long as at least 2,500,000 shares of
               ---------------------
Preferred Stock are outstanding (as adjusted for stock splits, stock dividends or recapitalizations), the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Preferred Stock, voting together as a class:

               (a)  effect a transaction described in Section 2(c)(i) above;

               (b) alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares of such series;

               (c) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series A Preferred Stock;

               (d) authorize or issue, or obligate itself to issue, any other equity security, including any other security convertible into or exercisable for any equity security, having a preference over, or being on a parity with, the Series A Preferred Stock with respect to voting, dividends, conversion or upon liquidation; or

               (e) redeem, purchase or otherwise acquire (or pay into or set funds aside for a sinking fund for such purpose) any share or shares of Preferred Stock or Common Stock; provided, however, that this restriction shall
                                 --------  -------
not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal.

          7.   Status of Converted Stock.  In the event any shares of  Preferred
               -------------------------
Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be cancelled and shall not be issuable by the Corporation. The Certificate of Incorporation of the Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock.

     (C)  Common Stock.
          ------------

          1.   Dividend Rights.  Subject to the prior rights of holders of all
               ---------------
classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

          2.   Liquidation Rights.  Upon the liquidation, dissolution or winding
               ------------------
up of the Corporation, the assets of the Corporation shall be distributed as provided in Section 2 of Article IV(B).

          3.   Redemption.  The Common Stock is not redeemable.
               ----------

          4.   Voting Rights.  Each holder of Common Stock shall have the right
               -------------
to one vote per share of Common Stock, and shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

                                   ARTICLE V

     The Board of Directors of the Corporation is expressly authorized to make, alter or repeal Bylaws of the Corporation.

                                  ARTICLE VI

     Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.

                                  ARTICLE VII

     (A) To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

     (B) The Corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation.

     (C) Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of the Corporation's Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision."

                                  *    *    *

     The foregoing Amended and Restated Certificate of Incorporation has been duly adopted by this corporation's Board of Directors and stockholders in accordance with the applicable provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

     Executed at ___________, California, on December __, 1999.



                                             _________________________________
                                             Andrew Carragher, President



                                             _________________________________
                                             David Ricker, Secretary